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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-8) of our report which is included in Montgomery Ward Holding Corp.'s annual report on Form 10-K for the year ended January 1, 1994, and to all references to our firm included in this Registration Statement.

                                          Arthur Andersen LLP

Chicago, Illinois,
December 23, 1994.